UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust I

J.P. Morgan Exchange-Traded Fund Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMorgan Trust I

JPMorgan U.S. Research Enhanced Equity Fund

J.P. Morgan Exchange-Traded Fund Trust

JPMorgan U.S. Research Enhanced Large Cap ETF

(each, a “Trust” and together, the “Trusts”)

390 Madison Avenue

New York, NY 10017

April 17, 2026

Dear Shareholder:

You are being asked to vote on important matters to be considered at a special joint meeting of shareholders of each of the above listed funds (each, a “Fund” and together, the “Funds”), scheduled to be held at 10:00 a.m. Eastern Time on June 4, 2026, at 390 Madison Avenue, 3rd Floor, New York, NY 10017 (the “Meeting”).

The Meeting is being held to consider the following proposal (the “Proposal”):

To change each Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy.

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on March 26, 2026.

Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the Proposal carefully before voting. Please vote at your earliest convenience even if you plan to participate in the Meeting. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the Proposal to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in both Funds or multiple accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Instructions explaining how to vote are provided on the notice for the Meeting and your proxy card.

If you have any questions after reviewing the proxy materials, please call 1-888-394-3290. We will get you the answers that you need promptly.

The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal.

Thank you for your attention to these important matters and for your continuing support of the J.P. Morgan Funds.

Sincerely,

Matthew J. Kamburowski

President

JPMorgan Trust I

J.P. Morgan Exchange-Traded Fund Trust

QUESTIONS AND ANSWERS

The following is a brief Q&A that will help explain the Proposal, including the reasons for the Proposal. A more detailed discussion of the Proposal is in the proxy statement that follows this Q&A. Shareholders should read the entire proxy statement carefully.

Q.	What am I being asked to vote on?

A.  Shareholders of each Fund are being asked to vote on the Proposal to change the Fund from a “diversified company” to a “non-diversified company” by eliminating the related fundamental investment policy. Because the investment policy is “fundamental,” shareholder approval is required to eliminate it. Approval of the Proposal will be determined for each Fund separately, solely by the voting results of shareholders of that Fund.

Q.	What is the difference between diversified companies and non-diversified companies?

A.  Under the Investment Company Act of 1940, as amended (“1940 Act”), a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, the 1940 Act defines a “non-diversified company” as a fund other than a diversified company, and places no single-issuer limits on the fund due to that classification.

Q.	Has the Board of Trustees approved the Proposal?

A.  Yes. The Board of Trustees of each Trust has reviewed and approved the Proposal. The Board of Trustees of each Trust, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the 1940 Act), determined that, for each Fund, the Proposal is in the best interests of the Fund.

The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal.

Q.	Why am I being asked to approve the Proposal?

A.  Each Fund is currently classified as a diversified company and has a related fundamental investment policy on diversification. As a result, each Fund is limited in its ownership of securities of single issuers. In contrast to the Funds, each Fund’s benchmark index, the S&P 500 Index, is not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the S&P 500 Index have experienced significant increases in their market capitalizations. As a result, this index has become much more concentrated at the individual stock level. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain a Fund’s ability to fully achieve target exposures to individual securities and limits its ability to invest above 5% in certain issuers, and forces each Fund’s portfolio to be underweight at least some of the top holdings in its benchmark, even if the Fund’s portfolio management team finds them to be attractive investment opportunities. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. Shareholder approval of the Proposal would allow each Fund to operate as a non-diversified company, which would provide each Fund’s portfolio management team with additional investment flexibility and the potential to enhance the Fund’s performance.

Q.	How would approval of the Proposal impact the day-to-day management of the Fund?

A.  While approval of the Proposal would provide each Fund’s portfolio management team with greater long-term flexibility in executing its investment strategy by allowing increased exposures to certain holdings, and may allow for the potential for greater risk, it is not otherwise expected to affect the way the Funds are currently managed. The investment objective and investment strategies for each Fund will not change due to approval of the Proposal and the portfolio management teams currently intend to manage each Fund using the substantially similar risk and volatility guidelines it has used managing such Fund while they have been classified as diversified. In addition, while each Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

Q.	What if shareholders do not approve the Proposal?

A.  If shareholders do not approve this Proposal for a Fund, it will remain a diversified company and retain its current fundamental investment policy on diversification.

Q.	What if quorum is not reached by the Meeting date or if the Proposal is not approved?

A.  In the event that the necessary quorum to transact business is not obtained by the date of the Meeting or the Proposal does not receive sufficient votes for approval, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In the event of an adjournment within 60 days from the date of the Meeting for JPMorgan U.S. Research Enhanced Equity Fund, or within 120 days from the date of the Meeting for JPMorgan U.S. Research Enhanced Large Cap ETF, no further notice would be provided other than an announcement at the Meeting to be adjourned. The persons named as proxies would vote upon such adjournment(s) after consideration of the best interests of all shareholders.

Q.	How many votes am I entitled to cast?

A.  As a shareholder of JPMorgan U.S. Research Enhanced Equity Fund or JPMorgan U.S. Research Enhanced Large Cap ETF, you are entitled to one vote for each dollar of net asset value, and a proportionate fractional vote for any remainder of net asset value, represented by such shareholder’s shares as of the Record Date. The Record Date is March 26, 2026.

Q.	How do I vote my shares?

A.  Voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.
(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

If you have any questions after reviewing the proxy materials, please call the proxy solicitor, Sodali & Co Fund Solutions, at 1-888-394-3290. Representatives are available to assist you Monday through Friday from 10:00 a.m. to 11:00 p.m., Eastern Time. We will get you the answers that you need promptly.

JPMorgan Trust I

JPMorgan U.S. Research Enhanced Equity Fund

J.P. Morgan Exchange-Traded Fund Trust

JPMorgan U.S. Research Enhanced Large Cap ETF

(each, a “Trust” and together, the “Trusts”)

390 Madison Avenue

New York, NY 10017

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD JUNE 4, 2026

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special joint meeting of shareholders of JPMorgan U.S. Research Enhanced Equity Fund, a series of JPMorgan Trust I, and JPMorgan U.S. Research Enhanced Large Cap ETF, a series of J.P. Morgan Exchange-Traded Fund Trust (each, a “Fund” and together, the “Funds”), is scheduled to be held at 10:00 a.m. Eastern Time on June 4, 2026, at 390 Madison Avenue, 3rd Floor, New York, NY 10017 (the “Meeting”).

The Meeting is being held to consider the following proposal (the “Proposal”):

To change each Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy.

You are entitled to participate and to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on March 26, 2026 (the “Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trusts a subsequently dated Proxy Card, (2) deliver to the Trusts a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy. The presence in person or by proxy of the holders of record of one-third of the outstanding shares of each Fund entitled to vote shall constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in the Proxy Statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with the Proxy Statement or attend the Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on June 4, 2026.

This Notice presents an overview of the more complete proxy materials, which contain important information and are available on the Funds’ website or by mail. This Notice is not a ballot or other form for voting.

The Proxy Statement is available at https://proxyvotinginfo.com/p/jpmorgan and a paper copy can be obtained at no charge by calling 1-888-394-3290.

Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.
(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

Please vote all proxies you receive at your earliest convenience, even if you plan to participate in the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Whichever method you choose, please read the Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Matthew J. Kamburowski

President

JPMorgan Trust I

J.P. Morgan Exchange-Traded Fund Trust

April 17, 2026

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 4, 2026

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of each of JPMorgan Trust I and J.P. Morgan Exchange-Traded Fund Trust (each, a “Trust” and collectively, the “Trusts”), on behalf of JPMorgan U.S. Research Enhanced Equity Fund and JPMorgan U.S. Research Enhanced Large Cap ETF, respectively (each, a “Fund” and collectively, the “Funds”), to be voted at a Special Joint Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on June 4, 2026, at 390 Madison Avenue, 3rd Floor, New York, NY 10017 (together with any postponements or adjournments, the “Meeting”).

This Proxy Statement and its accompanying Proxy Card are first being mailed to shareholders on or about April 22, 2026. Any shareholder of a Fund on the Record Date is invited to attend the Meeting.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trusts a subsequently dated Proxy Card, (2) deliver to the Trusts a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of each Fund entitled to vote shall constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this Proxy Statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

If you would like to receive a copy of the most recent annual report of a Fund free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any Fund by visiting www.jpmorganfunds.com.

PROPOSAL

TO CHANGE JPMORGAN U.S. RESEARCH ENHANCED EQUITY FUND AND JPMORGAN U.S. RESEARCH ENHANCED LARGE CAP ETF FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY BY ELIMINATING THE RELATED FUNDAMENTAL INVESTMENT POLICY

The Meeting is being held to act on the proposal (“Proposal”) for each Fund to change the Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy, as shown in the following table:

Fund Name	Related Fundamental Investment Policy
JPMorgan U.S. Research Enhanced Equity Fund	The Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
JPMorgan U.S. Research Enhanced Large Cap ETF

The Fund may not make any investment inconsistent with its classification as a diversified investment company as that term is defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.

Because the above investment policies are fundamental, shareholder approval is required to eliminate them.

The Board of Trustees of each Trust has reviewed and approved the Proposal for each Fund. The Board of Trustees of each Trust, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for each Fund, the Proposal is in the best interests of the Fund. The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal for each Fund.

Section 5(b)(1) of the 1940 Act, a federal statute regulating the operations of mutual funds and exchange-traded funds, requires funds to be classified as either a “diversified company” or “non-diversified company” and such classification is considered a fundamental investment policy, meaning that it cannot be changed or eliminated without shareholder approval. A “diversified company,” pursuant to Section 5(b)(1) of the 1940 Act must have 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of each Fund’s assets. In contrast, a “non-diversified company” does not have this limitation under the 1940 Act and therefore can invest a greater percentage of its assets in fewer issuers.

Although each Fund is an actively managed fund, and not an index fund, it is expected that each Fund will invest in the top holdings of the Fund’s benchmark index. The Fund’s portfolio management team may underweight or overweight such holdings relative to the index based on its evaluation of those companies. The diversification status of each Fund limits its ability to invest above 5% in certain issuers and forces each Fund’s portfolio to be underweight at least some of the top holdings in its benchmark index, even if the Fund’s portfolio management team finds them to be attractive investment opportunities. As a result, a Fund’s portfolio management team may be prohibited from being equal to or overweight relative to the Fund’s benchmark index in these top holdings.

The benchmark index for each Fund is listed in the following table:

Fund Name	Benchmark
JPMorgan U.S. Research Enhanced Equity Fund	S&P 500 Index
JPMorgan U.S. Research Enhanced Large Cap ETF	S&P 500 Index

In contrast to the Funds, the benchmark index is not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the S&P 500 Index have experienced significant increases in their market capitalizations. As a result, the S&P 500 Index has become much more concentrated at the individual stock level. For example, as of December 31, 2025, 26.39% of the S&P 500 Index was represented by four stocks that have a greater than 5% weight. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain a Fund’s ability to fully achieve target exposures to individual securities.

In selecting investments for each Fund, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) considers the stocks in each Fund’s benchmark index as potential investments, in accordance with the Fund’s principal investment strategy. Due to the 1940 Act diversification requirement, at various times, the Funds must underweight at least some of these holdings relative to their weights in their benchmark index even if the Adviser finds them to be attractive investment opportunities. The diversification status forces each Fund to be underweight its benchmark’s top holdings, meaning the Adviser cannot choose to equal or overweight positions relative to a Fund’s benchmark even if, in accordance with the Fund’s investment objective and principal investment strategy, the Adviser determines that they represent the best available investment opportunity. This limitation can ultimately inhibit the opportunity for the Fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. The Adviser believes reclassifying each Fund as a non-diversified company is in the best interests of each Fund and its shareholders because the non-diversified status will provide the Adviser with additional investment flexibility and the potential to enhance the Fund’s performance.

While approval of the Proposal would provide the Adviser with greater long-term flexibility in executing each Fund’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Funds are currently managed. The investment objective and investment strategies for each Fund will not change due to approval of the Proposal. In addition, while each Fund’s fundamental investment policy on diversification would be eliminated, all other fundamental investment policies will remain unchanged.

The 1940 Act diversification requirements are separate and apart from the diversification requirements that each Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This Proposal does not in any way affect a Fund’s intent to comply with the diversification requirements of Subchapter M. As a non-diversified company, the percentage of a Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s broader diversification requirements.

Investing a larger percentage of a Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Adviser takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if the Adviser had diversified the Fund’s investments consistent with Section 5(b)(1) of the 1940 Act. While the change to a non-diversified company classification may allow for the potential for greater risk taking by a Fund, the portfolio management team currently intends to manage the Fund using the substantially similar risk and volatility guidelines it has used managing the Fund while it has been classified as a diversified company.

If shareholders approve the Proposal, each Fund may operate as a non-diversified company or, in the Adviser’s discretion, it may not, subject to the best interests of the Fund and its shareholders. However, if a Fund does not operate as a non-diversified company for three consecutive years following shareholder approval, the 1940 Act rules will require the Fund to be automatically re-classified as a diversified company. This would require a Fund again to seek shareholder approval to operate as a non-diversified company.

At a meeting held on March 12, 2026, the Equity Committee of the Board of Trustees, on behalf of the Board for each Trust, unanimously approved the submission of this Proposal to shareholders for their approval.

GENERAL INFORMATION ABOUT THE FUNDS

Current service providers of the Funds are described below.

Investment Adviser

JPMIM, 270 Park Avenue, New York, NY 10017, serves as investment adviser to the Funds and continuously reviews and supervises the Funds’ investment program. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). As of December 31, 2025, JPMIM managed over $2.8 trillion in assets.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as distributor to each of the Funds. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank, N.A. and is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, 270 Park Avenue, New York, NY 10017, serves as administrator for the Trusts.

VOTING INFORMATION

Shareholders Entitled to Vote

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on the Record Date of March 26, 2026.

Quorum

For each Fund, the presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting for acting on the Proposal.

Voting Requirement

Shareholders of each Fund will vote separately on the proposal for their respective Fund. For each Fund, approval of the Proposal requires the affirmative vote of the holders of a majority of its outstanding voting securities as of the Record Date, within the meaning of the 1940 Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. The approval of the Proposal by one Fund is not contingent on the approval of the other Fund.

How Votes will be Counted

Each shareholder of each Fund is entitled to one vote for each dollar of net asset value, and a proportionate fractional vote for any remainder of net asset value, represented by such shareholder’s shares as of the Record Date. Executed Proxy Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting. “Withhold” votes will be treated as votes against the Proposal. Treating “withhold” votes as votes against the Proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Each Fund may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. “Withhold” votes will not be voted “FOR” or “AGAINST” any adjournment.

If a Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed Proxy Cards will be voted FOR the Proposal. If you simply sign, date and return the Proxy Card, but do not specify a vote, your proxy will be voted FOR the Proposal.

How to Vote

Any shareholder of a Fund on the Record Date can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting.

Please follow the instructions on your Proxy Card.

Revoking a Proxy or Changing a Vote

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the applicable Trust a written notice of revocation, or (3) otherwise give notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Adjournment

In the event that the necessary quorum to transact business is not obtained by the date of the Meeting, or, in the event that the Proposal does not receive sufficient votes for approval, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned if the adjourned meeting is held within 60 days from the date of the Meeting for JPMorgan U.S. Research Enhanced Equity Fund, or within 120 days from the date of the Meeting for JPMorgan U.S. Research Enhanced Large Cap ETF. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, broker non-votes will effectively be a vote against the Proposal, for which the required vote is a majority of the shares outstanding and entitled to vote on the matter. As described above in the section entitled “Adjournments,” broker non-votes will have no effect on votes to adjourn the Meeting.

Method of Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Sodali & Co Fund Solutions (“Sodali”), a proxy solicitor, to assist in the solicitation of proxies primarily by contacting shareholders by mail or telephone. By contract with JPMIM, Sodali will be, among other things: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The aggregate costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, are estimated not to exceed $450,000. JPMorgan U.S. Research Enhanced Equity Fund is subject to a contractual expense limitation; as a result, the proxy expenses will be borne by JPMIM for JPMorgan U.S. Research Enhanced Equity Fund if the Fund’s operating expenses (including proxy expenses) are above its expense limitation. As of the date of this proxy statement, JPMorgan U.S. Research Enhanced Equity Fund’s gross operating expenses exceeded its expense limitation. JPMorgan U.S. Research Enhanced Large Cap ETF has

a unitary fee structure in place. While costs of holding shareholder meetings are excluded from the Fund’s unitary fee, JPMIM has determined to voluntarily assume proxy expenses for the JPMorgan U.S. Research Enhanced Large Cap ETF.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or Sodali if the Funds have not yet received their vote. Authorization to permit JPMIM or Sodali to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or Sodali representative is required to ask the shareholder for the shareholder’s full name, address, and confirmation that the shareholder has received this Proxy Statement.

If the shareholder information solicited agrees with the information provided to JPMIM or Sodali by the Funds, the JPMIM or Sodali representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card, and ask for the shareholder’s instructions on the Proposal. The representative of JPMIM or Sodali, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Sodali will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or Sodali will send the shareholder a letter or mailgram to confirm the shareholder’s vote and ask the shareholder to call JPMIM or Sodali immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Share Information

For a list of the number of shares of the Funds that are outstanding as of the close of business on the Record Date, please refer to Appendix A.

Fund Shares Owned by Certain Beneficial Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a Fund or a class of a Fund, as applicable, as of the Record Date, please refer to Appendix B.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the Proxy Card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of Fund management.

OTHER MATTERS

No Other Matters. We know of no business other than the Proposal contained in this Proxy Statement to be considered at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the applicable Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals. Each Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

APPENDIX A

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

JPMorgan Trust I – JPMorgan U.S. Research Enhanced Equity Fund	Shares Outstanding

Class A Shares	14,947,608
Class I Shares	27,048,053
Class R6 Shares	184,595,865
Total	226,591,526

J.P. Morgan Exchange-Traded Fund Trust – JPMorgan U.S. Research Enhanced Large Cap ETF	Shares Outstanding

Total	525,000

APPENDIX B

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of March 31, 2026, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of JPMorgan U.S. Research Enhanced Equity Fund, or more than 5% of the outstanding shares of JPMorgan U.S. Research Enhanced Large Cap ETF, as applicable. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Persons who beneficially own 25% or more of the outstanding shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

JPMorgan Trust I – JPMorgan U.S. Research Enhanced Equity Fund	Shareholder and Address	Percentage Held

Class A Shares	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Funds Dept 4th Floor Jersey City, NJ 07310-1995	79.14%
Class I Shares	MLPF&S For the Sole Benefit of Its Customers Attn Fund Administration SEC# 9E9K0 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 33246-6484	31.61%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Funds Dept 4th Floor Jersey City, NJ 07310-1995	18.72%
	Charles Schwab & Co. Inc Special Custody Account For Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	8.61%
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	8.44%

JPMorgan Trust I – JPMorgan U.S. Research Enhanced Equity Fund	Shareholder and Address	Percentage Held

Class R6 Shares	Charles Schwab & Co. Inc Special Custody Account For Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	26.08%

	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	8.02%

	JPMIM as Agent for JPMorgan Investor Growth Fund Attn Client Services 500 Stanton Christiana Rd DE3-3560 Newark, DE 19713-2105	5.74%

	JPMIM as Agent for JPMorgan SmartRetirement 2030 Fund Attn Client Services 500 Stanton Christiana Rd DE3-3560 Newark, DE 19713-2105	5.19%

J.P. Morgan Exchange-Traded Fund Trust – JPMorgan U.S. Research Enhanced Large Cap ETF	Shareholder and Address	Percentage Held

	JPMorgan Chase Bank, National Association 111 Polaris Parkway, Columbus OH 43240	38.17%

	Argent Wealth, LLC 101 Port Street, Madison, MS 39110	34.20%

	PNC Bank, National Association 222 Delaware Ave, Wilmington, DE 19801	10.58%

FORM OF PROXY CARD FOR SHAREHOLDERS OF THE FUNDS

J.P. Morgan Asset Management PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/jpmorgan 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided JPMORGAN U.S. RESEARCH ENHANCED EQUITY FUND PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Wendy Setnicka, Timothy Clemens, and Joseph Parascondola, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held on June 4, 2026 at 390 Madison Avenue, 3rd Floor, New York, NY 10017 at 10:00 a.m. Eastern Time, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100422-JPMF_0626

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on June 4, 2026. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/jpmorgan YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Please detach at perforation before mailing. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposal. The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” the proposal. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINST ABSTAIN 1. To change the Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy. Transact such other business as may properly come before the Meeting. 100422-JPMF_0626

J.P.Morgan ASSET MANAGEMENT PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided JPMORGAN U.S. RESEARCH ENHANCED LARGE CAP ETF PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Wendy Setnicka, Timothy Clemens, and Joseph Parascondola, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held on June 4, 2026 at 390 Madison Avenue, 3rd Floor, New York, NY 10017 at 10:00 a.m. Eastern Time, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100422 – JPMETF_ 0626

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on June 4, 2026. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/jpmorgan YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposal. The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” the proposal. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINST ABSTAIN 1. To change the Fund from a diversified company to a non-diversified company by eliminating the related fundamental investment policy. ☐ ☐ ☐ Transact such other business as may properly come before the Meeting. 100422 – JPMETF_ 0626